UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 23, 2024

Esperion Therapeutics, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-35986	26-1870780
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3891 Ranchero Drive, Suite 150
Ann Arbor, MI
(Address of principal executive offices)

48108
(Zip Code)

Registrant’s telephone number, including area code: (734) 887-3903

Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ESPR	NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensation Arrangements of Certain Officers.

Esperion Therapeutics, Inc. (the “Company”) held its 2024 annual meeting of stockholders on May 23, 2024 (the “Annual Meeting”). As further described under Item 5.07 below, the Company’s stockholders approved an amendment (“Plan Amendment”) to the Esperion Therapeutics, Inc. 2022 Stock Option and Incentive Plan, as amended (the “2022 Plan”) to increase the aggregate number of shares of common stock authorized for issuance under the 2022 Plan by 6,250,000 shares.

A summary of the Plan Amendment is contained in the Company’s Definitive Proxy Statement filed with the U.S. Securities and Exchange Commission on April 11, 2024 (the “Proxy Statement”) in connection with the Annual Meeting under the heading “Proposal Four - Approval of an Amendment to the Esperion Therapeutics, Inc. 2022 Stock Option and Incentive Plan” and is incorporated herein by reference.

The foregoing summary is not intended to be complete and is qualified in its entirety by reference to the full text of the 2022 Plan and the Plan Amendment, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference in this Item 5.02.

As further described under Item 5.07 below, the Company’s stockholders approved an amendment (“ESPP Amendment”) to the Esperion Therapeutics, Inc. 2020 Employee Stock Purchase Plan, as amended (the "ESPP") to increase the number of shares of common stock reserved for future issuance under the ESPP by 6,175,000 shares.

A summary of the ESPP Amendment is contained in the Proxy Statement in connection with the Annual Meeting under the heading “Proposal Five - Approval of an Amendment to the Esperion Therapeutics, Inc. 2020 Employee Stock Purchase Plan” and is incorporated herein by reference.

The foregoing summary is not intended to be complete and is qualified in its entirety by reference to the full text of the ESPP and the ESPP Amendment, a copy of which is attached as Exhibit 10.2 to this Current Report on Form 8-K and incorporated by reference in this Item 5.02.

Item 5.07. Submission of Matters to a Vote of Security Holders.
The Company held its Annual Meeting on May 23, 2024. As of March 26, 2024, the record date for the Annual Meeting, there were 189,400,567 outstanding shares of the Company’s common stock. The Company’s stockholders voted on the following matters, which are described in detail in the Proxy Statement: (i) to elect two Class II director nominees, Antonio M. Gotto Jr., M.D., D.Phil., and Nicole Vitullo, to the Company's Board of Directors, each to hold office until the Company's 2027 annual meeting of stockholders and until their successors are duly elected and qualified, subject to their earlier death, resignation or removal (“Proposal 1”), (ii) to approve the non-binding advisory resolution on the compensation of the Company’s named executive officers (“Proposal 2”), (iii) to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024 (“Proposal 3”), (iv) to approve an amendment to the 2022 Plan to increase the aggregate number of shares of common stock authorized for issuance under the 2022 Plan by 6,250,000 shares ("Proposal 4"), and (v) to approve an amendment to the ESPP to increase the aggregate number of shares of common stock reserved for future issuance under the ESPP by 6,175,000 shares ("Proposal 5").

The Company’s stockholders approved the Class II director nominees recommended for election in Proposal 1 at the Annual Meeting. The Company’s stockholders voted for Class II directors as follows:

Class II Director Nominee	For	Withhold	Broker Non-Votes
Antonio M. Gotto Jr., M.D., D.Phil.	87,858,914	7,863,580	44,073,687
Nicole Vitullo	90,961,988	4,760,506	44,073,687
The Company’s stockholders approved Proposal 2. The votes cast at the Annual Meeting were as follows:

For	Against	Abstain	Broker Non-Votes
70,745,164	24,537,427	439,903	44,073,687

The Company’s stockholders approved Proposal 3. The votes cast at the Annual Meeting were as follows:

For	Against	Abstain	Broker Non-Votes
136,839,607	2,422,428	534,146	—
The Company’s stockholders approved Proposal 4. The votes cast at the Annual Meeting were as follows:

For	Against	Abstain	Broker Non-Votes
88,126,993	7,007,381	588,120	44,073,687
The Company’s stockholders approved Proposal 5. The votes cast at the Annual Meeting were as follows:

For	Against	Abstain	Broker Non-Votes
88,771,186	6,425,073	526,235	44,073,687
No other matters were submitted to or voted on by the Company’s stockholders at the Annual Meeting.
Item 9.01. Financial Statements and Exhibits.

d) Exhibits.

Exhibit No.	Description

10.1	The Esperion Therapeutics, Inc. 2022 Stock Option and Incentive Plan and its Amendments.
10.2	The Esperion Therapeutics, Inc. 2020 Employee Stock Purchase Plan and its Amendments.
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 28, 2024	Esperion Therapeutics, Inc.

	By:	/s/ Sheldon L. Koenig
Sheldon L. Koenig
President and Chief Executive Officer